Exhibit (32)
Quarterly Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The McGraw-Hill Companies, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The quarterly report on Form 10-Q for the quarter ended June 30, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2005	/s/ Harold W. McGraw III

Harold W. McGraw III Chairman, President and Chief Executive Officer

Dated: July 29, 2005	/s/ Robert J. Bahash

Robert J. Bahash Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to The McGraw-Hill Companies and will be retained by The McGraw-Hill Companies and furnished to the Securities and Exchange Commission or its staff upon request